                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 14, 2005

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                              ARMOR HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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             DELAWARE                             0-18863                           59-3392443

   (STATE OR OTHER JURISDICTION          (COMMISSION FILE NUMBER)                 (IRS EMPLOYER
         OF INCORPORATION                                                      IDENTIFICATION NO.)

                1400 MARSH LANDING PARKWAY,                            32250
                  JACKSONVILLE, FLORIDA
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

                        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (904) 741-5400

                                                    N/A
                           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 - Entry into a Material Definitive Agreement.
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Warren B. Kanders Employment Agreement
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         Armor Holdings, Inc. (the "Company") and Warren B. Kanders, the
Company's Chief Executive Officer and Chairman of the Board, are parties to an
Employment Agreement dated as of January 1, 2002, as amended pursuant to a letter agreement dated July 26, 2003 and Amendment No. 2 dated as of November 4,
2003. The Company and Mr. Kanders are currently negotiating the terms of a new employment agreement. The Company and Mr. Kanders have agreed that Mr. Kanders'
salary component of his compensation package for the performance of his services in his capacity as Chief Executive Officer of the Company shall be increased to
$1,000,000 per year for the balance of the term of his existing agreement or, if superseded, for the term of his new agreement.

Robert R. Schiller Employment Agreement
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         The Company and Robert R. Schiller, the Company's President and Chief
Operating Officer, are parties to an Employment Agreement dated as of January 1,
2002, as amended pursuant to an amendment dated as of November 4, 2003, which expired on December 31, 2004. The Company and Mr. Schiller are currently negotiating the terms of a new employment agreement. The Company and Mr.
Schiller have agreed that Mr. Schiller's salary component of his compensation package for the performance of his services in his capacity as President and
Chief Operating Officer shall be increased to $700,000 per year during the term of such new agreement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ARMOR HOLDINGS, INC.

Date: January 14, 2005                       By:/s/ Warren B. Kanders
                                             --------------------------------
                                             Name:  Warren B. Kanders
                                             Title: Chief Executive Officer